STOCK COMPENSATION	12 Months Ended
Dec. 31, 2012
STOCK COMPENSATION [Abstract]
STOCK COMPENSATION
14.	STOCK COMPENSATION

We have adopted the 2006 Stock Incentive Plan, or the 2006 Plan, dated July 20, 2006 which entitles certain of our officers, key employees and directors to receive restricted stock, stock appreciation rights, stock options, dividend equivalent rights, unrestricted stock, restricted stock units or performance shares. Under the 2006 Plan, a total of 5,000,000 shares of common stock have been reserved for issuance.  The 2006 Plan is administered by our Board of Directors.  Under the terms of the 2006 Plan, our Board of Directors is able to grant new options exercisable at a price per share to be determined by our Board of Directors.  Under the terms of the 2006 Plan, no options would be able to be exercised until at least one year after the closing of our IPO (October 18, 2006).  Any shares received on exercise of the options would not be able to be sold until one year after the date of the stock option grant.  All options will expire ten years from the date of grant.  The 2006 Plan expires ten years from the closing of our IPO.

In addition, on July 20, 2006 we entered into separate consulting agreements that became effective upon completion of our IPO (October 18, 2006) with companies controlled by our chief executive officer, executive vice president, chief financial officer and chief financial accountant for work they perform for us in various different jurisdictions.  On October 29, 2009 the consulting agreements were renewed for a three-year period.  On October 29, 2012 the consulting agreements were further renewed for another three-year period.

Restricted common stock awards

In connection with the 2012 consulting agreements the Company awarded a total of 329,375 shares of restricted stock at no cost to three companies controlled by the chief executive officer, executive vice president and chief financial officer. These shares are non-transferable until they vest, which occurs on the third anniversary date of the grant date, subject to earlier forfeiture upon termination of the consultant's appointment with the Company. During the vesting period, the shares have voting rights and cash dividends will be paid if declared. The fair market value of the Company´s share on the grant date was $1.43.

In connection with the 2009 consulting agreements, the Company awarded a total of 329,375 shares of restricted common stock at no cost to three companies controlled by our chief executive officer, executive vice president and chief financial officer which were cliff-vested on October 29, 2012.  The fair market value of each share on the grant date was $5.11.

In connection with the 2009 consulting agreements, the Company awarded a total of 329,375 shares of performance restricted common stock at no cost which were also subject to continued employment to three companies controlled by our chief executive officer, executive vice president and chief financial officer. All of the performance restricted common stock cliff-vested on October 29, 2012 and contained performance criteria based on our EBITDA.  On October 29, 2012 172,906 and 156,469 awards were fully vested and fully forfeited, respectively based on achievement of that award's target.

On November 29, 2010, 12,689 shares were granted to a non-employee director.  These shares were vested 6,852 in 2011 and 5,837 in 2012.  The fair market value of each share on the grant date was $6.83.

On December 5, 2009 the Company granted a total of 97,164 shares of restricted common stock at no cost to its non-employee directors.  These shares were vested 25,640 in 2010, 23,046 in 2011 and 16,194 in 2012 and 39,136 were fully forfeited in 2010 since the resignation of two non-employee directors.  The fair market value of each share on the grant date was $4.92.

Activity with respect to restricted common stock is summarized as follows:

	For the years ended December 31,
	2012	2011	2010

Nonvested shares outstanding at January 1	680,781	703,827	755,914
Granted	329,375	-	12,689
Vested	(524,312)	(23,046)	(25,640)
Forfeited	(156,469)	-	(39,136)
Nonvested shares outstanding at December 31	329,375	680,781	703,827

2006 Plan shares issued as of the end of year	1,246,503	838,644	783,358
Shares available for issuance under 2006 Plan as of the end of year	3,753,497	4,161,356	4,216,642

Total stock based compensation expense as a result of all of these grants was $512 in 2012, $1,079 in 2011 and $1,266 in 2010 ($0 in 2012, $402 in 2011 and $576 in 2010 related with the performance based restricted common stock), and is recorded in the same line item as cash compensation.  The unrecognized compensation cost at December 31, 2012 was $444 of which $157 is expected to be recognized in each of 2013 and 2014 and $130 in 2015.

Stock options

In relation with the 2006 consulting agreements the Company awarded to three companies, one of which is controlled by our chief executive officer, one by our executive vice president and the other by our chief financial officer, stock options to purchase a total of 348,750 shares of common stock at an exercise price of $11.00 per share.  These stock options are fully vested and expire ten years from the date of grant.  The fair value of the options granted was estimated on the date of grant using the Black-Scholes option pricing model.

Additionally and in connection with the 2012 consulting agreement, on October 29, 2012 the Company awarded options to purchase a total of 329,375 shares of common stock of the Company, which will be granted over three years in equal annual installments and cliff vest in one year. The options shall be granted with an exercise price equal to the fair market value of a share of common stock of the Company on the applicable date on which the option is granted. The options shall be non-transferable. The term of the options shall be for a period of ten years following the date of grant of the applicable options.

The fair value of the options granted were estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions: risk free interest rate of 0.76% which is based on the U.S. Treasury yield curve in effect at the time of the grant, expected dividend yield of 0%, expected stock price volatility of 82% and expected life of 5.5 years, which has been computed based on the short-cut method per ASC 718-10-S99-1. The aggregate fair market value of the stock options on the grant date, $105, is being amortized as compensation expenses over the vesting period, using the straight-line method.

Total stock based compensation expenses was $18 for the period from October 29, 2012 to December 31, 2012 and is recorded in the same line items used for cash compensation.  The unrecognized compensation cost at December 31, 2012 was $87 which is expected to be recognized  in 2013.

Activity and related information with respect to the Company's stock options is summarized as follows:

	For the years ended December 31,
	2012		2011		2010
	Shares	Exercise price	Shares	Exercise price	Shares	Exercise price

Under option at January 1	348,750	$11.00	348,750	$11.00	$348,750	$11.00
Options granted	109,762	1.43	-	-	-	-
Options exercised	-	-	-	-	-	-
Options forfeited or expired	-	-	-	-	-	-
Under option at December 31	458,512	$8.71	348,750	$11.00	348,750	$11.00
Options exercisable at December 31	348,750	11.00	348,750	11.00	348,750	11.00

The aggregate intrinsic value of options outstanding and exercisable represents the total intrinsic value (the difference between the fair value of the Company's stock on the last day of each year and the exercise price, multiplied by the number of options where the exercise price exceeds the fair value) that would have been received by the option holders had all option holders exercised their options as of year-end.

At December 31, 2012 the intrinsic values of options outstanding and exercisable were $24 and $0, respectively and at December 31, 2011 the intrinsic values of options outstanding and exercisable were $0.